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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 26, 2005


                               Globix Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-14168                      13-3781263
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


           139 Centre Street,                                       10013
         New York, New York
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On May 26, 2005, Globix Corporation held a dial-in investor conference call which was previously announced by press release issued on May 19, 2005. A transcript of the presentation of Globix Corporation is attached. A replay of the conference call will be available at www.globix.com for one week after the call.


This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 , or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference


ITEM 8.01   OTHER EVENTS.


Globix has determined to defer its annual meeting, originally scheduled for June 13, 2005, and expects to file a new proxy statement within the next few weeks.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.


Exhibit   Description
-------   ----------------------------------------------------------------------
99.1      Transcript of presentation in investor conference call on May 26, 2005



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 26, 2005                          Globix Corporation

                                             By: /s/Robert M. Dennerlein
                                                 -------------------------------
                                                 Name: Robert M. Dennerlein
                                                 Title: Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------
99.1      Transcript of Presentation in Investor Conference Call dated
          May 26, 2005


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